Semiannual Report

BLUE CHIP GROWTH FUND - ADVISOR CLASS

JUNE 30, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
BLUE CHIP GROWTH FUND - ADVISOR CLASS
------------------------------------
o Large growth stocks posted mostly negative results in the first half of 2001.
o The Blue Chip Growth Fund struggled during this difficult period, but a focus on high-quality stocks helped it outperform its peer group.
o Technology stocks contributed most to the fund's decline, while holdings in other sectors were generally mixed.
o The market faces challenges, but that will not affect our strategy of investing in quality companies with solid prospects for growth.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     Equity markets retreated during the six months ended June 30, as the U.S. economy struggled. Sharp declines in business spending negatively affected corporate earnings, which in turn eroded investor confidence. Despite a recovery in April and May, most market averages declined meaningfully for the period, with the S&P 500 down almost 7%. However, performance was uneven, and large growth companies lagged the averages as investors preferred small-cap, mid-cap, and value stocks.

PERFORMANCE COMPARISON
----------------------
Periods Ended 6/30/01              6 Months     12 Months
----------------------------------------------------------
Blue Chip Growth Fund --
Advisor Class                      -10.44%       -18.23%
 ..........................................................
S&P 500 Stock Index                 -6.70        -14.83
 ..........................................................
Lipper Large-Cap Growth
Funds Average                      -16.22        -30.71
 ..........................................................

     As shown in the accompanying table, the Advisor Class declined approximately 10% for the first half of 2001 and 18% for the year. These showings modestly trailed the S&P but were superior to the peer group's average. While we are disappointed with any loss for our investors--we are also investors in the fund--we believe we have performed reasonably well given the sharp correction in large growth stocks.

     The difficult market made careful stock selection even more critical. Our efforts to selectively add high-quality growth companies in out-of-favor sectors have often helped results in the past. However, we must acknowledge (with the humility the market routinely instills) that we were generally wrong in doing this in the technology area. Fortunately, our research helped us in several instances to recognize the magnitude of fundamental problems and reduce positions. In this way, we were able to limit losses and trade into better positioned companies.

MARKET ENVIRONMENT
------------------
     The U.S. economy formed a poor backdrop to the domestic stock markets in the first half of 2001. GDP grew at just over a 1% annual rate, and industry decelerated as it tried to adjust to excess inventory and weak demand. Unemployment also inched upward, and consumer and corporate spending waned. In this environment, corporate earnings were inconsistent and, at times, disastrous.

     The Federal Reserve tried to reinvigorate the economy with six cuts in the fed funds rate totaling 275 basis points (two-and-three-quarters percentage points). Fed funds ended the period at 3.75%--a seven-year low. Historically, stocks rise when rates decline as investors anticipate improving business conditions. This time, however, few market segments benefited, primarily small caps that had been ignored by investors and certain value stocks. In a slowing economy, investors seemed concerned that earnings would not grow sufficiently to justify the high prices on growth stocks.

     The technology and telecommunications sectors continued to implode as companies in these industries contended with overcapacity and reduced technology spending. Poor earnings reports were common: Nortel Networks, for example, announced one of the largest quarterly losses in corporate history. However, a handful of large-cap tech issues, such as Microsoft, bucked the negative trend and posted strong gains.

     Health care stocks were also disappointing in the last six months. Pharmaceutical shares are usually buoyed by steady demand for drugs during periods of economic weakness, but many leading companies have not been successful recently in securing new drug approval from an increasingly cautious FDA. Despite lower short-term interest rates, utilities and financial services stocks--two rate-sensitive groups that performed well last year--were mostly lower in the last six months. Utilities struggled in the wake of California's energy crisis, while several segments of the financial sector, notably brokerages and asset managers, were hurt by the market's sharp decline.

PORTFOLIO REVIEW
----------------
     In general, we were disappointed at the size of losses coming from our technology holdings despite efforts to limit the damage. CISCO SYSTEMS, CORNING, ORACLE, NOKIA, JUNIPER NETWORKS, and NORTEL NETWORKS were major losers. We sharply reduced or eliminated holdings in several of these companies at prices very substantially above current levels. This was particularly true in the networking and optical area, where stock declines exceeded 90% in some cases. Clearly, however, we could have been even more decisive in selling or avoiding certain investments in the first place.

     However, when we reviewed winners and losers for the past six and 12 months, we were surprised that there were several technology-related stocks among the fund's winners. MICROSOFT and AOL TIME WARNER were the largest positive contributors to first-half performance. DELL COMPUTER, ADOBE SYSTEMS (the top maker of software for formatting and printing documents), APPLIED MATERIALS and KLA-TENCOR (both leaders in semiconductor manufacturing equipment), and VERISIGN (the dominant registrar and registry for Internet names and a leader in Internet security services) were also major positive contributors to performance.

   -------------------------------------------------------------------------
   The following table was depicted as a pie chart in the printed material.

                            SECURITY DIVERSIFICATION
                            ------------------------
               Business Services and Transportation        11%
               Capital Equipment                            5%
               Technology                                  11%
               Consumer Services                           15%
               Financial                                   25%
               Energy and Utilities                         9%
               Consumer Nondurables                        23%
               Reserves                                     1%

     One way we tried to sidestep the carnage in technology was to focus on high-quality data processing companies. This yielded positive results for the fund. FIRST DATA, a longtime holding and the leading processor of credit card transactions and Western Union money transfers, was our third-largest positive contributor. CONCORD EFS, the foremost processor of debit card and automatic teller network transactions, continued to generate very strong revenue and earnings growth, as well as good investment performance.

     Media was one area in which most of our investments worked. Media giants CLEAR CHANNEL COMMUNICATIONs (the largest radio operator in the world) and VIACOM (owner of CBS, Nickelodeon, MTV, Paramount, and significant radio broadcasting assets) produced solid investment results. Employment search firm TMP WORLDWIDE and publisher MCGRAW-HILL also were winners in the first half of 2001. Despite the concerns about a slowdown in advertising, longtime holding OMNICOM (a top advertising services agency) also generated strong fundamental and investment results.

     Your fund had more exposure to the financial services sector than the average growth fund, and these holdings performed inconsistently in 2001 after helping us generate very strong relative performance in calendar 2000. PROGRESSIVE, a leading provider of nonstandard auto insurance, CITIGROUP, and FIFTH THIRD BANCORP were each strong performers. However, AMERICAN EXPRESS and STATE STREET stumbled as earnings growth was hurt by slowing corporate travel and the lack- luster investing environment. We remain committed to financials in general because we think they should generate solid earnings gains in a sluggish economy. In fact, their earnings could be particularly strong relative to other large-cap companies. However, we are less confident of AmEx's near-term prospects and have reduced our position moderately.

              ..............................................

                   We remain  committed to financials in
                   general  because  we  think ... their
                   earnings could be particularly strong
                   relative to other large-cap companies.

              ..............................................

     Health care was another area in which growth prospects appeared good but investment results were mixed. UNITEDHEALTH GROUP was our top stock in the second half of 2000 and a solid performer for the full year. We also established modest positions in FOREST LABORATORIES, KING PHARMACEUTICALS, AND CARDINAL HEALTH in the first half of this year, and each performed well. However, the stock of WATERS CORPORATION (maker of equipment used in drug discovery and a major winner for the fund in the past) was crushed after the company noted some slowing in its business. PFIZER (our second-largest holding), SCHERING-PLOUGH, and MERCK were each disappointing. We eliminated an already small position in Merck after expected growth was again reduced.

     Elsewhere in the portfolio, there were winners and losers in miscellaneous areas. Major winners included PHILIP MORRIS, where we have patiently kept a meaningful position. CHEVRON, GE, and SPRINT PCS also advanced. However, even as Sprint was rallying, VODAFONE, the largest wireless phone operator in the world, proved a bitter disappointment. SAFEWAY, COCA-COLA, AUTOMATIC DATA PROCESSING, and oil services giant BAKER HUGHES were also large losers. These declines were perplexing, since each company produced relatively good corporate results, and several operate in industries that are not economically sensitive. All have been maintained as holdings because we are confident they will perform better in the future.

STRATEGY
--------
     Our investment strategy continues to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, new assets were primarily invested opportunistically in existing holdings. However, we did establish three new positions in our top-10 purchases. Our largest was Fifth Third Bancorp, a leading Midwestern bank with over 20 consecutive years of double-digit earnings growth. The bank has significant investments in processing businesses and an outstanding sales and credit culture.

     ABBOTT LABORATORIES was another major purchase. This health care giant has one of the most consistent earnings and dividend growth records among S&P 500 companies. The stock began to perform better as investors recognized an improving product pipeline. Earnings growth should also accelerate as its diagnostics business recovers from FDA sanctions.

     TMP Worldwide was our eighth-largest purchase. TMP is the operator of Monster.com, the largest online employment search and services site. The company is solidly profitable and generates substantial cash flow. It should benefit from expansion in employment search via the Internet, as well as profitable employment services contracts with many Fortune 1000 companies.

     There were several notable sales in the past year. We eliminated SOLECTROn and STILWELL FINANCIAL because we noted deteriorating earnings growth and because we could invest in comparable companies with better growth prospects. Fannie Mae was trimmed recently at a profit to help reduce our large combined position in mortgage agencies FANNIE MAE and FREDDIE MAC. CVS, BANK OF NEW YORK, and DANAHER each experienced some fundamental slowing, with CVS suffering the most unexpected and disappointing deterioration. In all three cases (but particularly in the case of CVS) we were able to make substantial sales at prices well above current levels.

OUTLOOK
-------
     The economic picture for the rest of the year remains challenging. However, we are most concerned with the outlook for corporate earnings, which is less certain than we would like. On balance, we feel that companies capable of generating consistent, sustained earnings growth, such as financials and health care firms, should appear attractive in an environment where only a few companies are able to report strong earnings growth. Our holdings in these areas have performed inconsistently in 2001, but they could excel over time.

     Aside from the slowing economy's effect on corporate earnings, the most serious challenge to continued stock gains may be high valuations. Even some presumably out-of-favor sectors are not cheap by absolute historical standards. However, we believe the outlook for U.S. stocks and your fund remains positive:

o    Inflation and interest rate levels are favorable.
o Earnings growth is strong at selected high-quality companies, and valuations are much more reasonable than they were just six months ago.
o    Our  favored  blue  chip  holdings  continue  to  benefit  from  top-notch, entrepreneurial management and sound business models. Through careful management of costs and proper incentives, many of these management teams have improved competitiveness and the durability and predictability of earnings.
o    Many of our  holdings  generate  significant  free cash flow.  High-quality management teams can use this cash to repurchase shares or make acquisitions when challenging economic conditions weaken rivals.

     We appreciate your continued support.

Respectfully submitted,

/s/

Larry J. Puglia
President and chairman of the fund's Investment Advisory Committee

July 19, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS                                      Percent of
                                                                  Net Assets
                                                                     6/30/01
------------------------------------------------------------------------------
Citigroup                                                                4.2%
Pfizer                                                                   3.8
GE                                                                       3.8
Freddie Mac                                                              3.5
Microsoft                                                                2.9
 ..............................................................................
AOL Time Warner                                                          2.7
First Data                                                               2.1
Exxon Mobil                                                              2.0
UnitedHealth Group                                                       2.0
Viacom                                                                   2.0
 ..............................................................................
Philip Morris                                                            1.9
American Home Products                                                   1.9
Johnson & Johnson                                                        1.8
Fannie Mae                                                               1.7
Chevron                                                                  1.5
 ..............................................................................
Mellon Financial                                                         1.4
Baxter International                                                     1.3
Safeway                                                                  1.3
Clear Channel Communications                                             1.3
PepsiCo                                                                  1.3
 ..............................................................................
Marsh & McLennan                                                         1.2
ACE Limited                                                              1.2
Cisco Systems                                                            1.2
American International Group                                             1.1
Providian Financial                                                      1.1
 ..............................................................................

Total                                                                   50.2%

Note: Table excludes reserves.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES

Listed in descending order of size
6 Months Ended 6/30/01

TEN LARGEST PURCHASES
---------------------
Fifth Third Bancorp *
VeriSign
Sprint PCS
Concord EFS
Abbott Laboratories *
American International Group
Johnson & Johnson
TMP Worldwide *
EMC
First Data

TEN LARGEST SALES
-----------------
Merck **
Fannie Mae
Solectron **
Corning
CVS
Capital One Financial
Bank of New York
Stilwell Financial **
Danaher
Microsoft

   *   Position added
  **   Position eliminated

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

    The following table was depicted as a line graph in the printed material.

                                          Blue Chip Growth
                   S&P 500 Index         Fund-Advisory Class
                   -------------         -------------------
3/31/00                10000                  10000
6/30/00                 9734                  10060
6/30/01                 8290                   8226


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                            Since    Inception
Periods Ended 6/30/01                        1 Year     Inception         Date
--------------------------------------------------------------------------------
Blue Chip Growth Fund -- Advisor Class      -18.23%      -14.48%        3/31/00
 ................................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
BLUE CHIP GROWTH ADVISOR SHARES
-------------------------------
                                                  6 Months           3/31/00
                                                     Ended           Through
                                                   6/30/01          12/31/00
NET ASSET VALUE
Beginning of period                              $  33.91          $  38.63
 ..............................................................................
Investment activities
  Net investment income (loss)                       0.01              0.02*
  Net realized and
  unrealized gain (loss)                            (3.55)            (3.12)
 ..............................................................................
Total from
investment activities                               (3.54)            (3.10)
 ..............................................................................
Distributions
Net realized gain                                        -            (1.62)
 ..............................................................................
NET ASSET VALUE
End of period                                    $  30.37          $  33.91

RATIOS/SUPPLEMENTAL DATA
Total return*                                      (10.44)%           (8.15)%
 ..............................................................................
Ratio of total expenses to
average net assets                                   0.83%+            0.69%+
 ..............................................................................
Ratio of net investment
income (loss) to average
net assets                                           0.12%+            0.25%+
 ..............................................................................
Portfolio turnover rate                             50.7%+            50.9%+
Net assets, end of period
(in thousands)                                   $ 449,269         $   2,831
 ..............................................................................
* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2001

STATEMENT OF NET ASSETS                                     Shares       Value
                                                               In thousands
COMMON STOCKS  98.7%
FINANCIAL  24.3%
Bank and Trust  5.9%
Bank of America                                          590,000  $     35,418
Bank of New York                                       1,240,000        59,520
Fifth Third Bancorp                                      970,000        58,249
J.P. Morgan Chase                                        500,000        22,300
Mellon Financial                                       2,170,000        99,820
State Street                                           1,400,000        69,286
Wells Fargo                                            1,450,000        67,323
                                                                       411,916
Insurance  5.0%
ACE Limited                                            2,120,000        82,871
American International Group                             935,000        80,410
Hartford Financial Services Group                        730,000        49,932
Loews                                                    250,000        16,108
Marsh & McLennan                                         830,000        83,830
Progressive                                              290,000        39,205
                                                                       352,356
Financial Services  13.4%
American Express                                       1,000,000        38,800
Capital One Financial                                    640,000        38,400
Charles Schwab                                         1,000,000        15,300
Citigroup                                              5,500,000       290,620
Fannie Mae                                             1,360,000       115,804
Franklin Resources                                       400,000        18,308
Freddie Mac                                            3,490,000       244,300
Goldman Sachs Group                                      300,000        25,740
Household International                                  130,000         8,671
Lehman Brothers                                          100,000         7,775
Morgan Stanley Dean Witter                               845,000        54,274
Providian Financial                                    1,330,000        78,736
                                                                       936,728

Total Financial                                                      1,701,000

UTILITIES  2.1%
Telephone  1.9%
Sprint PCS *                                           2,900,000  $     70,035
Vodafone ADR                                           2,950,000        65,932
                                                                       135,967
Electric Utilities  0.2%
Duke Energy                                              275,000        10,728
                                                                        10,728
Total Utilities                                                        146,695

CONSUMER NONDURABLES  23.2%
Beverages  2.3%
Coca-Cola                                              1,540,000        69,300
PepsiCo                                                2,000,000        88,400
                                                                       157,700

Hospital Supplies/Hospital Management  2.7%
Abbott Laboratories                                      910,000        43,689
Baxter International                                   1,900,000        93,100
HCA-Healthcare                                           770,000        34,796
Medtronic                                                340,000        15,644
                                                                       187,229
Pharmaceuticals  12.8%
Allergan                                                 680,000        58,140
American Home Products                                 2,250,000       131,490
Amgen *                                                  590,000        35,801
Forest Laboratories *                                    220,000        15,620
Genentech *                                              640,000        35,264
IDEC Pharmaceuticals *                                   500,000        33,845
Johnson & Johnson                                      2,450,000       122,500
King Pharmaceuticals *                                   430,000        23,113
MedImmune *                                            1,200,000        56,640
Pfizer                                                 6,650,000       266,332
Pharmacia                                              1,500,000        68,925
Schering-Plough                                        1,300,000        47,112
                                                                       894,782

HEALTH CARE SERVICES  3.5%
CIGNA                                                    300,000  $     28,746
Laboratory Corp. of America *                            200,000        15,380
UnitedHealth Group                                     2,230,000       137,703
Wellpoint Health Networks *                              680,000        64,083
                                                                       245,912

Miscellaneous Consumer Products  1.9%
Philip Morris                                          2,660,000       134,995
                                                                       134,995
Total Consumer Nondurables                                           1,620,618

CONSUMER SERVICES  14.7%
General Merchandisers  1.8%
Target                                                 1,400,000        48,440
Wal-Mart                                               1,600,000        78,080
                                                                       126,520
Specialty Merchandisers  3.5%
CVS                                                      500,000        19,300
Home Depot                                             1,450,000        67,498
Kroger *                                               2,750,000        68,750
Safeway *                                              1,900,000        91,200
                                                                       246,748

Entertainment and Leisure  0.3%
MGM Grand *                                              640,000        19,174
                                                                        19,174
Media and Communications  9.1%
AOL Time Warner *                                      3,610,000       191,330
AT&T Liberty Media (Class A) *                         2,200,000        38,478
Clear Channel Communications *                         1,450,000        90,915
Comcast (Class A Special) *                            1,360,000        59,024
Crown Castle International *                             950,000        15,580
Fox Entertainment Group (Class A) *                      790,000        22,041
McGraw-Hill                                              575,000        38,036
TMP Worldwide *                                          770,000        46,200
Viacom (Class B) *                                     2,660,000       137,655
                                                                       639,259

Total Consumer Services                                              1,031,701

TECHNOLOGY  10.3%
Electronic Components  3.2%
Altera *                                                 890,000   $    25,810
Analog Devices *                                       1,300,000        56,225
EMC *                                                  1,300,000        37,765
Intel                                                    820,000        23,985
LSI Logic *                                              100,000         1,880
Maxim Integrated Products *                            1,100,000        48,631
Qlogic *                                                 100,000         6,445
Texas Instruments                                        250,000         7,875
Xilinx *                                                 400,000        16,496
                                                                       225,112
Electronic Systems  2.9%
Applied Materials *                                      875,000        42,963
Dell Computer *                                        1,150,000        30,073
Flextronics International *                            2,950,000        77,024
KLA-Tencor *                                             300,000        17,541
Waters Corporation *                                   1,225,000        33,822
                                                                       201,423

Information Processing  0.1%
IBM                                                       82,000         9,266
                                                                         9,266
Specialized Computer  0.2%
Sun Microsystems *                                       300,000         4,716
Symbol Technologies                                      500,000        11,100
                                                                        15,816

Telecommunications  2.4%
Cisco Systems *                                        4,460,000        81,172
Corning                                                  250,000         4,177
Nokia ADR                                              2,200,000        48,488
QUALCOMM *                                               520,000        30,410
                                                                       164,247
Aerospace and Defense  0.6%
Honeywell International                                  640,000        22,394
United Technologies                                      250,000        18,315
                                                                        40,709

E-Commerce  0.9%
VeriSign *                                             1,060,000  $     63,610
                                                                        63,610
Total Technology                                                       720,183

CAPITAL EQUIPMENT  5.0%
Electrical Equipment  4.8%
GE                                                     5,450,000       265,688
Tyco International                                     1,270,000        69,215
                                                                       334,903
Machinery  0.2%
Danaher                                                  300,000        16,800
                                                                        16,800

Total Capital Equipment                                                351,703

BUSINESS SERVICES AND TRANSPORTATION  10.1%
Computer Service and Software  7.7%
Adobe Systems                                            700,000        32,900
Automatic Data Processing                              1,000,000        49,700
First Data                                             2,250,000       144,562
Juniper Networks *                                        10,000           311
Microsoft *                                            2,800,000       204,400
Oracle *                                               1,600,000        30,400
Peregrine Systems *                                      200,000         5,800
Siebel Systems *                                         730,000        34,237
VERITAS Software *                                       550,000        36,592
                                                                       538,902

Distribution Services  0.3%
Cardinal Health                                          250,000        17,250
                                                                        17,250

Miscellaneous Business Services  2.1%
Concord EFS *                                          1,400,000        72,814
Omnicom                                                  590,000        50,740
Waste Management                                         820,000        25,272
                                                                       148,826

Total Business Services and Transportation                             704,978

ENERGY  6.9%
Energy Services  1.5%
Baker Hughes                                           2,000,000  $     67,000
BJ Services *                                            910,000        25,826
Transocean Sedco Forex                                   370,000        15,262
                                                                       108,088
Integrated Petroleum-Domestic  0.6%
Amerada Hess                                             500,000        40,400
                                                                        40,400
Integrated Petroleum - International  4.5%
BP                                                       640,000        31,904
Chevron                                                1,150,000       104,075
Exxon Mobil                                            1,600,000       139,760
Royal Dutch Petroleum ADR                                665,000        38,750
                                                                       314,489
Gas & Gas Transmission  0.3%
El Paso                                                  370,000        19,440
                                                                        19,440
Total Energy                                                           482,417

Total Miscellaneous Common Stocks  2.1%                                143,903

Total Common Stocks (Cost  $5,825,626)                               6,903,198

SHORT-TERM INVESTMENTS  1.6%
Money Market Funds  1.6%
T. Rowe Price Reserve Investment Fund, 4.34% #       109,653,276       109,653
Total Short-Term Investments (Cost  $109,653)                          109,653

Total Investments in Securities
100.3% of Net Assets (Cost $5,935,279)                            $  7,012,851

Other Assets Less Liabilities                                          (17,554)

NET ASSETS                                                        $  6,995,297

Net Assets Consist of:
Accumulated net investment income - net of distributions          $     (3,500)
Accumulated net realized gain/loss - net of distributions             (266,016)
Net unrealized gain (loss)                                           1,077,572
Paid-in-capital applicable to 230,795,768 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized     6,187,241

NET ASSETS                                                        $  6,995,297

NET ASSET VALUE PER SHARE
-------------------------
Blue Chip Growth shares
($6,546,027,464/216,005,007 shares outstanding)                   $      30.30
Blue Chip Advisor Class shares
($449,269,100/14,790,761 shares outstanding)                      $      30.37

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/01
  Investment Income (Loss)
  Income
   Dividend                                                       $     26,522
   Interest                                                              2,678
   Total income                                                         29,200

  Expenses
   Investment management                                                20,848
   Shareholder servicing
     Blue Chip Growth shares                                            11,203
     Blue Chip Growth Advisor Class shares                                  29
   Prospectus and shareholder reports
     Blue Chip Growth shares                                               202
     Blue Chip Growth Advisor Class shares                                   -
   Registration                                                            146
   Custody and accounting                                                  145
   Distributions-Blue Chip Advisor Class shares                            107
   Directors                                                                14
   Legal and audit                                                          13
   Total expenses                                                       32,707
   Expenses paid indirectly                                                 (7)
   Net expenses                                                         32,700

  Net investment income (loss)                                          (3,500)

  REALIZED AND UNREALIZED GAIN (LOSS)
  -----------------------------------
  Net realized gain (loss)
   Securities                                                         (231,853)
   Foreign currency transactions                                           (60)
   Net realized gain (loss)                                           (231,913)
  Change in net unrealized gain or loss on securities                 (526,836)
  Net realized and unrealized gain (loss)                             (758,749)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $   (762,249)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                               In thousands
                                                          6 Months         Year
                                                             Ended        Ended
                                                           6/30/01     12/31/00
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $   (3,500)   $    (6,351)
   Net realized gain (loss)                            (231,913)       212,509
   Change in net unrealized gain or loss               (526,836)      (441,404)
   Increase (decrease) in net assets from operations (762,249) (235,246) Distributions to shareholders
   Net realized gain
     Blue Chip Growth shares                                  -       (334,278)
     Blue Chip Growth Advisor Class shares                    -           (118)
   Decrease in net assets from distributions                  -       (334,396)
  Capital share transactions *
   Shares sold
     Blue Chip Growth shares                            894,886      2,591,854
     Blue Chip Growth Advisor Class shares              460,167          3,403
   Distributions reinvested
     Blue Chip Growth shares                                  -        326,573
     Blue Chip Growth Advisor Class shares                    -             13
   Shares redeemed
     Blue Chip Fund shares                             (709,501)    (1,944,981)
     Blue Chip Growth Advisor Class shares               (3,903)          (286)
   Increase (decrease) in net assets from
   capital share transactions                           641,649        976,576

  Net Assets
  Increase (decrease) during period                    (120,600)       406,934
  Beginning of period                                 7,115,897      6,708,963
 ...............................................................................
  End of period                                      $6,995,297    $ 7,115,897

*Share information
   Shares sold
     Blue Chip Growth shares                             28,843         69,458
     Blue Chip Growth Advisor Class shares               14,831             92
   Distributions reinvested
     Blue Chip Growth shares                                  -          9,357
     Blue Chip Growth Advisor Class shares                    -              -
   Shares redeemed
     Blue Chip Growth shares                            (22,976)       (53,270)
     Blue Chip Growth Advisor Class shares                 (124)            (8)
 ...............................................................................
   Increase (decrease) in shares outstanding             20,574         25,629

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
Note 1 - Significant Accounting Policies

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth; income is a secondary objective. The fund has two classes of shares--Blue Chip Growth, offered since June 30, 1993, and Blue Chip Growth Advisor Class, first offered on March 31, 2000. Blue Chip Growth Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Class Accounting The Blue Chip Growth Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distri-butions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,264,932,000 and $1,719,884,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,935,279,000. Net unrealized gain aggregated $1,077,572,000 at period-end, of which $1,374,495,000 related to appreciated investments and $296,923,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,395,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Blue Chip Growth Advisor Class's ratio of total expenses to average net assets to exceed 1.05%. Thereafter, through December 31, 2003, Blue Chip Growth Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.05%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,311,000 for the six months ended June 30, 2001, of which $1,668,000 was payable at period end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 3.4% of the outstanding shares of the Blue Chip Growth Fund at June 30, 2001. For the six months then ended, the fund was allocated $303,000 of Spectrum expenses, $100,000 of which was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $2,676,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street

OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

CHICAGO AREA
1900 Spring Road, Suite 104
Oak Brook

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

NEW JERSEY/NEW YORK AREA
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

SAN FRANCISCO AREA
1990 North California Boulevard, Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C., AREA
Downtown
900 17th Street N.W.
Farragut Square

TYSONS CORNER
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.        E293-051  6/30/01